Property and Equipment - Schedule of Property and Equipment (Details) (10-K) - USD ($)	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Total property and equipment	$ 46,811	$ 47,188	$ 31,039
Less: Accumulated depreciation	(18,071)	(11,577)	(3,130)
Property and equipment, net	28,740	35,611	27,909
Computer Equipment [Member]
Total property and equipment	12,861	13,208	9,347
Furniture and Fixtures [Member]
Total property and equipment	$ 33,950	$ 33,980	$ 21,692